BARON

FUNDS®

Baron Emerging Markets Fund

Supplement dated May 5, 2017 to Summary Prospectus dated

April 28, 2017

Effective May 5, 2017, in connection with secondary benchmark of Baron Emerging Markets Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 6 of the Summary Prospectus, the “Average Annual Total Returns for the periods ended December 31, 2016” table and the paragraph that follows the table are deleted in their entirety and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2016

	1 year	5 years	10 years	Since Inception
BARON EMERGING MARKETS FUND
Retail Shares (Inception date: 12-31-10)
Return before taxes	3.75%	6.11%	N/A	1.82%
Return after taxes on distributions	3.78%	6.07%	N/A	1.78%
Return after taxes on distributions and sale of Fund shares	2.22%	4.81%	N/A	1.42%
Institutional Shares (Inception date: 12-31-10)
Return before taxes	4.08%	6.38%		2.07%
R6 Shares* (Inception date: 01-29-16)
Return before taxes	4.17%	6.40%	N/A	2.09%
MSCI EM (Emerging Markets) IMI Growth Index (reflects no deduction for fees or expenses)	5.84%	2.70%	N/A	(1.49)%
MSCI EM (Emerging Markets) Index (reflects no deduction for fees or expenses)	11.19%	1.28%	N/A	(2.31)%

*	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

The MSCI EM (Emerging Markets) IMI Growth Index and the MSCI EM (Emerging Markets) Index are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities.

This information supplements the Summary Prospectus dated April 28, 2017. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.